CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                      Condensed Consolidated Balance Sheets
-------------------------------------------------------------------------------
(Unaudited and in thousands)

                                                            March 31,        December 31,
                                                              1998               1997
                                                          -----------       ------------
                                                          (Unaudited)
Assets
Rental Property                                           $2,554,145         $2,397,023
   Less - accumulated depreciation                          (194,424)          (184,266)
                                                          ----------         ----------
      Net rental property                                  2,359,721          2,212,757

Land held for future development                              98,678             81,647
Construction-in-progress                                     254,865            210,829
Cash and cash equivalents - unrestricted                      24,871             23,845
Cash and cash equivalents - restricted                        31,355             18,049
Accrued straight-line rents                                   29,544             33,212
Other assets - net                                           245,593            163,721
                                                          ----------         ----------
                                                          $3,044,627         $2,744,060
                                                          ==========         ==========

Liabilities and Stockholders' Equity
Liabilities:
   Revolving line of credit                                  249,500            159,500
   Senior unsecured notes                                    475,000            275,000
   Mortgages payable and notes payable                       585,378            594,446
   Accounts payable and accrued expenses                      83,048             87,462
                                                          ----------         ----------
                                                           1,392,926          1,116,408
                                                          ----------         ----------

Minority interest                                             91,076             74,955

Stockholders' equity:
   Preferred stock                                                96                 96
   Common stock                                                  600                600
   Additional paid in capital                              1,628,977          1,629,214
   Cumulative dividends paid  in excess of net income        (69,048)           (77,213)
                                                          -----------        ----------
                                                           1,560,625          1,552,697
                                                          $3,044,627         $2,744,060
                                                          ===========        ==========

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                 Condensed Consolidated Statements of Operations
-------------------------------------------------------------------------------
(Unaudited and in thousands, except per common share amounts)

                                                             Three Months Ended
                                                                   March 31,
                                                             ------------------
                                                              1998        1997
                                                              ----        ----
  Revenues:
     Rental income (1)                                     $ 100,329     66,289
      Other real estate operating revenue:
         Real estate service income                            2,990      4,178
         Executive suites revenue                             15,648         --
      Gain on sale of assets                                  25,931         --
     Interest and other income                                 1,771        481
                                                           ---------    -------
           Total operating revenue                           146,669     70,948
                                                           ---------    -------

  Operating expenses:
     Property operating expenses:
        Operating expenses                                    23,214     17,266
        Real estate taxes                                      9,302      6,377
     Interest expense                                         17,161     11,257
     Executive suites operating expenses                      13,854         --
     General and administrative                                6,439      5,156
     Depreciation and amortization                            23,643     15,916
                                                           ---------    -------
           Total operating expenses                           93,613     55,972
                                                           ---------    -------

           Net operating income before minority interest      53,056     14,976
    Minority interest                                         (8,547)    (1,717)
                                                           ---------    -------
           Net income                                      $  44,509     13,259
                                                           =========    =======

           Basic net income per common share               $    0.60       0.26
                                                           =========    =======

           Diluted net income per share                    $    0.59       0.26
                                                           =========    =======

NOTES:
(1) Rental income includes $3,362 and $1,521 of straight-line rents for the three month periods ended March 31, 1998 and 1997, respectively.

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                      Same Store Operating Property Results
-------------------------------------------------------------------------------

                                                Three Months Ended
                                                      March  31,       % Change
                                                 ------------------    ---------

                                                  1998         1997
                                                  ----         ----

  Real Estate Operating Revenue                 $61,920      $59,142      4.7%

  Real Estate Operating Expenses                (20,804)     (20,849)     0.2%
                                                -------      -------      ---

     Total real estate operating income         $41,116      $38,293      7.4%
                                                =======      =======      ===

  Occupancy                                        94.9%        95.6%
                                                =======      =======

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                               Statement of EBITDA
-------------------------------------------------------------------------------

                                                           Three Months Ended
                                                                 March 31,
                                                           ------------------
                                                            1998        1997
                                                            ----        ----
  Revenues:
       Rental Income
       Other real estate operating revenue:                $100,329     66,289
         Real estate service income                           2,990      4,178
         Executive suites revenue                            15,648         --
       Other income (1)                                       1,771        481
                                                           --------     ------
            Total revenue                                   120,738     70,948
                                                           --------     ------

  Operating expenses:
      Property operating expenses
        Operating expenses                                   23,214     17,266
        Real estate taxes                                     9,302      6,377
      Executive suites operating expenses                    13,854         --
      General and administrative                              6,439      5,156
                                                           --------     ------
            Total operating expenses                         52,809     28,799
                                                           --------     ------
   EBITDA                                                  $ 67,929     42,149
                                                           ========     ======

   (1) Excludes gain on sale of assets.

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                                Financial Ratios
-------------------------------------------------------------------------------

  Financial Position Ratios:                        March 31,     December 31,
                                                      1998             1997
                                                   ----------   ----------------

   Total Debt / Total Capitalization (Book Value)     44.2%           38.7%

   Total Debt / Total Capitalization (Market)         35.1%           29.0%


  Operating Ratios:                               Three Months Ended
                                                       March 31,
                                                  ------------------
                                                 1998            1997
                                                 ----            ----

  Secured EBITDA / Total EBITDA                  38.8%           52.4%

  Interest Coverage(1)
     With capitalized interest                    3.96X           3.74X
     Without capitalized interest                 3.01X           3.26X

  Fixed charge coverage
     With capitalized interest                    2.33X           3.48X
     Without capitalized interest                 1.97X           3.06X

  Diluted FFO Payout Ratio(2)                    74.6%           81.0%

  G & A as a % of Revenue(3)                      6.1%            7.3%


 NOTES:

 (1) Calculated as EBITDA before minority interests allocation, extraordinary items, and nonrecurring charges divided by interest expense for the period.
 (2) Dividends paid per common share divided by diluted FFO per share.
 (3) Excludes Executive Suites.

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                    Share and Operating Partnership Unit Data
-------------------------------------------------------------------------------

The following table sets forth the Common and Series A Preferred shares of the Company and dividend and non-dividend paying operating partnership Units outstanding at March 31, 1998 and December 31, 1997, and the weighted average Common and Series A Preferred shares of the Company and dividend and non-dividend paying operating partnership Units outstanding for the three month periods ended March 31, 1998 and 1997. The non-dividend paying Units are not entitled to any distributions until they convert into dividend paying Units on fixed dates in the future.

(in thousands)                                        CarrAmerica
                                                         Realty
                                      CarrAmerica     Corporation
                                        Realty          Series A
                                      Corporation      Convertible      Dividend         Non-Dividend
                                     Common Shares  Preferred Shares   Paying Units      Paying Units
                                      Outstanding    Outstanding(a)   Outstanding(b)    Outstanding(b)
                                     -------------  ----------------  ---------------   ---------------
Outstanding as of:
    March 31, 1998                      60,006            780             6,014               540
    December 31, 1997                   59,994            780             5,699               540
                                       ========          =====           =======             =====

Weighted average for the
    three months ended
    March 31:
    1998                                59,997            780             5,938               540
    1997                                47,254          1,740             4,938               540
                                      =========        =======           =======             =====

Notes:

(a) Series A Preferred Shares are convertible into common shares on a one-for-one basis.
(b) Operating Partnership Units are convertible into common shares on a one-for-one basis.
(c) The Company has the following Cumulative Redeemable Preferred shares outstanding which are not included in the table above:

             Series B      8,000,000 Shares
             Series C      6,000,000 Shares
             Series D      2,000,000 Shares

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                           Debt Capitalization Summary
                                 March 31, 1998
-------------------------------------------------------------------------------
($ In thousands)
                                           Interest     Principal      Maturity
  Property                                   Rate        Balance         Date
  --------                                   ----        -------         ----

  2600 W. Olive                              7.52%       $19,339         6/1/98
  1775 Pennsylvania Avenue                   7.50          6,214         2/1/99
  South Coast Executive Center               9.01         10,202        5/31/99
  Quorum Place                               6.99          7,676       11/15/00
  Warner Center                              7.40         26,000        12/1/00
  Presidential Circle                        7.14         23,286         3/1/01
  Bannockburn I & II                         9.52         20,260        8/31/01
  Quorum North                               8.27          6,636        12/1/01
  Valley Business Park         }
  Valley Office Centre         }
  Valley Centre II             }             8.25         43,318       12/10/01
  Rincon Centre                }
  Bayshore Centre              }
  Sunnyvale Technology Center        }
  Citymark Tower                     }       8.90         36,572         6/1/02
  Hacienda West                      }
  1255 23rd Street             }
  International Square         }
        1850 K Street          }             7.75         39,897         2/1/03
        1825 Eye Street        }             8.80         93,285         2/1/03
        1875 Eye Street        }
  1730 Pennsylvania Avenue     }
  International Square Land                  7.55         39,894         2/1/03
  International Square Land                  8.00          9,975         2/1/03
  Parkway North I                            7.96         29,250        12/1/03
  Canyon Park Commons                        9.13          5,761        12/1/04
  US West                                    7.92         56,535        12/1/05
  Redmond East                               8.38         27,614         1/1/06
  Century Springs West         }
  Glenridge                    }
  Crestwood                    }             7.20         21,268         1/1/06
  Lakewood                     }
  Parkwood                     }
  Wateridge Pavilion                         8.25          3,518        11/1/06
  Wasatch Corporate Center                   8.15         12,790         1/2/07
  Sorenson Research Park                     7.75          2,708         7/1/11
  Sorenson Research Park                     8.88          1,672         5/1/17
  1747 Pennsylvania Avenue                   9.50         15,287        7/10/17
  900 19th Street                            8.25         16,620        7/15/19
                                             ----       --------
            Total                            8.18%      $575,577
                                             ====       ========

  UNSECURED INDEBTEDNESS:              Interest Rate   Outstanding      Maturity
                                       -------------   -----------      --------
  Senior Unsecured Notes                     7.200%     $150,000        7/01/04
  Senior Unsecured Notes                     6.625%      100,000        3/01/05
  Senior Unsecured Notes                     7.375%      125,000        7/01/07
  Senior Unsecured Notes                     6.875%      100,000        3/01/08
  Unsecured Line of credit            Libor + 90 bps     249,500        9/14/00
                                                        --------
                                                        $724,500
                                                        ========

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                Current Summary of Portfolio Operating Properties
                                 March 31, 1998
--------------------------------------------------------------------------------

The following table sets forth certain information about each operating property owned by the Company as of March 31, 1998:

                                          Company's          Net
                                          Effective        Rentable                                   %
                                          Property           Area         Percent    # of         of Total
Property                                 Ownership    (square feet)(1)  Leased(2)   Buildings    Ownership
--------                                 ---------    ----------------  ---------   ---------    ---------
Consolidated Properties

SOUTHEAST REGION
Downtown Washington, D.C.:
International Square                      100.0%         1,018,313        89.2%         3
1730 Pennsylvania Avenue                  100.0            229,292        99.3          1
2550 M Street                             100.0            187,931        89.8          1
1775 Pennsylvania Avenue(3)               100.0            143,981        98.5          1
900 19th Street                           100.0            100,907        85.5          1
1747 Pennsylvania Avenue                   89.7(4)         152,119        89.8          1
1255 23rd Street                           75.0(5)         304,538        97.3          1

Suburban Washington, D.C.:
One Rock Spring Plaza(3)                  100.0            205,298       100.0          1
Tycon Courthouse                          100.0            416,195        99.0          1
Three Ballston Plaza                      100.0            302,875       100.0          1
Sunrise Corporate Center                  100.0            260,643        99.9          3
Parkway One                               100.0             87,842       100.0          1

Suburban Atlanta:
Veridian                                  100.0            187,842        85.1         22
Glenridge                                 100.0             64,052        72.9          1
Century Springs West                      100.0             94,747        98.2          1
Holcomb Place                             100.0             72,823       100.0          1
DeKalb Tech                               100.0            163,159        76.2          5
Midori                                    100.0             99,900       100.0          1
Crestwood                                 100.0             88,186        98.3          1
Parkwood                                  100.0            144,038        74.5          1
Lakewood                                  100.0             80,338        98.2          1
The Summit                                100.0            178,382        86.6          1
Triangle Parkway                          100.0             82,102       100.0          3
2400 Lake Park                            100.0             99,534        99.3          1
680 Engineering Drive                     100.0             62,154       100.0          1
Embassy Row                               100.0            463,846        93.3          3
Waterford Center                          100.0             82,678        79.4          1

Florida,
Boca Raton:
Peninsula Plaza                           100.0            160,081        94.2          1
Presidential Circle                       100.0            281,266        88.4          1
                                                           -------        ----          -
          Southeast Region Subtotal                      5,815,062        92.8         62           28.9%

PACIFIC REGION
Southern California,
Orange County/Los Angeles:
Scenic Business Park                      100.0            139,012       100.0          4
Harbor Corporate Park                     100.0            148,733        91.5          4
Plaza PacifiCare                          100.0            104,377       100.0          1
Katella Corporate Center                  100.0             79,917        95.6          1
Warner Center                             100.0            342,866        97.3         12
South Coast Executive Center              100.0            160,301       100.0          2
Warner Premier                            100.0             61,553       100.0          1
Westlake Corporate Center                 100.0             71,645        89.5          2

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                Current Summary of Portfolio Operating Properties
                                 March 31, 1998
--------------------------------------------------------------------------------

                                           Company's          Net
                                           Effective        Rentable                                  %
                                           Property           Area         Percent      # of       of Total
  Property                                 Ownership    (square feet)(1)  Leased(2)   Buildings    Ownership
  --------                                 ---------    ----------------  ---------   ---------    ---------
  Von Karman                                100.0            103,713        58.8            1
  2600 W. Olive                             100.0            145,304        95.7            1
  Bay Technology Center                     100.0            107,480       100.0            2

  Southern California,
  San Diego:
  Del Mar Corporate Plaza                   100.0%           123,142       100.0%           2
  Wateridge Pavilion                        100.0             62,194       100.0            1
  Lightspan                                 100.0             64,800       100.0            1
  Century Park II                           100.0            198,306       100.0            3

  Northern California,
  San Francisco Bay Area:
  CarrAmerica Corporate Center              100.0            957,737        95.3            6
  Sunnyvale Research Plaza                  100.0            126,000       100.0            3
  Rio Robles                                100.0            368,178       100.0            7
  Valley Business Park II                   100.0            161,040       100.0            6
  Bayshore Centre                           100.0            195,249       100.0            2
  Rincon Centre                             100.0            201,178       100.0            3
  Valley Centre II                          100.0            212,082       100.0            4
  Valley Office Centre                      100.0             68,731       100.0            2
  Valley Centre                             100.0            102,291       100.0            2
  Valley Business Park I                    100.0             67,784       100.0            2
  3745 North First Street                   100.0             67,582       100.0            1
  3571 North First Street                   100.0            116,000       100.0            1
  Mission Plaza                             100.0            102,687       100.0            2
  North San Jose Technology Park            100.0            299,233       100.0            4
  Foster City Technology Center             100.0             66,869       100.0            2
  150 River Oaks                            100.0            100,024       100.0            1
  Amador/Rinconada                          100.0            134,476       100.0            3
  Amador III                                100.0             82,944       100.0            1
  Arroyo Center                             100.0            104,741       100.0            2
  San Mateo I                               100.0             70,000       100.0            1
  San Mateo II and III                      100.0            135,353        99.5            2
  900-910 East Hamilton                     100.0            351,811       100.0            2
  Hacienda West                              99.7(4)         205,724        95.6            2
  Sunnyvale Technology Centre                99.7(4)         165,520       100.0            5
  Baytech Business Park                     100.0            300,000       100.0            4

  Northern California,
  Sacramento:
  1860 Howe Avenue                          100.0            98,992         87.6            1
  University Office Park                    100.0           121,255         97.1            2
  Capital Corporate Center                  100.0            94,670         93.5            5

  Suburban Portland:
  RadiSys Corporate Headquarters            100.0            80,525        100.0            1
  RadiSys II                                100.0            45,655        100.0            1

  Suburban Seattle:
  Redmond East                              100.0           398,030         99.9           10
  Willow Creek                              100.0            96,179        100.0            1
  Canyon Park Business Center               100.0           246,565        100.0            6
  Canyon Park Commons                       100.0            95,290        100.0            1
  Redmond Hilltop                           100.0            43,046        100.0            1
                                                             ------        -----           --
            Pacific Region Subtotal                       7,996,784         97.4           137        39.8%


                        CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                     Current Summary of Portfolio Operating Properties
                                       March 31, 1998
--------------------------------------------------------------------------------

                                           Company's          Net
                                           Effective        Rentable                                   %
                                           Property           Area         Percent      # of       of Total
  Property                                 Ownership    (square feet)(1)  Leased(2)   Buildings    Ownership
  --------                                 ---------    ----------------  ---------   ---------    ---------
  CENTRAL REGION
  Austin, Texas:
  Great Hills Plaza                         100.0            135,333       100.0         1
  Balcones Center                           100.0             75,761        73.2         1
  Park North                                100.0            128,071        89.1         2
  City View Centre                          100.0            135,170        85.7         3
  Tower of the Hills                        100.0            165,322        96.5         2

  Suburban Chicago:
  Parkway North                             100.0%           508,292       100.0%        2
  Unisys                                    100.0            360,059        88.9         2
  The Crossings                             100.0            296,624        90.2         2
  Bannockburn I & II                        100.0            209,860       100.0         2
  Bannockburn IV                            100.0            108,469        97.5         1
  Summit Oaks                               100.0             91,601        91.6         1

  Dallas, Texas:
  Greyhound                                 100.0             92,890       100.0         1
  Search Plaza                              100.0            151,262        97.9         1
  Quorum North                              100.0            114,030        93.4         1
  Quorum Place                              100.0            176,278        95.8         1
  Cedar Maple Plaza                         100.0            112,968        91.8         3
  Tollhill East & West                      100.0            241,155        93.2         2
  Two Mission Park                          100.0             76,962        59.6         1
  Citymark                                   99.7(4)         206,475        85.6         1
  5000 Quorum                               100.0            161,008        98.5         1
                                                             -------        ----        --
            Central Region Subtotal                        3,547,590        93.2        31            17.6%

  MOUNTAIN REGION
  Southeast Denver:
  Harlequin Plaza                           100.0            327,956        97.2         2
  Quebec Court I & II                       100.0            287,294       100.0         2
  Greenwood Center                          100.0             75,866        86.5         1
  Quebec Center                             100.0            106,849        96.1         1
  Panorama Corporate Center I               100.0            100,542        98.7         3
  JD Edwards                                100.0            189,087       100.0         1
  Panorama II                               100.0            100,916        91.8         1

  Phoenix, Arizona:
  Camelback Lakes                           100.0            199,029        99.8         2
  Pointe Corridor IV                        100.0            178,762        94.1         1
  Highland Park                             100.0             78,019        51.8         1
  The Grove at Black Canyon                 100.0            104,187        95.2         1
  US West                                   100.0            532,506       100.0         4

                                           Company's          Net
                                           Effective        Rentable                                   %
                                           Property           Area         Percent      # of       of Total
  Property                                 Ownership    (square feet)(1)  Leased(2)   Buildings    Ownership
  --------                                 ---------    ----------------  ---------   ---------    ---------
 Salt Lake City, Utah:
 Sorenson Research Park                     100.0            285,144           99.1         5
 Wasatch Corporate Center                   100.0            178,098          100.0         3
                                                          ----------          -----         -
            Mountain Region Subtotal                       2,744,255           96.7        28         13.7%
                                                          ----------          -----        --
 TOTAL CONSOLIDATED PROPERTIES:                           20,103,691                      258
                                                          ----------                      ---
 WEIGHTED AVERAGE
                                                                               95.3%                 100.0%
                                                                              -----                  -----
 Unconsolidated Properties
 Downtown Washington, D.C.:
 1717 Pennsylvania Avenue                    50.0%(6)        184,446           99.3%        1
 AARP Headquarters                           24.0 (7)        477,394           99.8         1
 Bond Building                               15.0 (8)        162,097          100.0         1
 Willard Office/Hotel                         5.0 (9)        242,787           96.6         1

 Suburban Washington, D.C.:
 Booz-Allen & Hamilton Building              50.0 (10)       222,989          100.0         1
                                                          ----------          -----         -

 TOTAL UNCONSOLIDATED PROPERTIES:                          1,289,713                        5
                                                          ----------                        -
 WEIGHTED AVERAGE                                                              99.2%
 ALL OPERATING PROPERTIES                                                     -----
 TOTAL:                                                   21,393,404
                                                          ==========
 WEIGHTED AVERAGE                                                              95.5%
                                                                              =====

-------------
(1)   Includes office and retail space but excludes storage space.
(2) Includes space for leases that have been executed and have commenced as of March 31, 1998.
(3) The Company owns the improvements on the property and has a leasehold interest in all or a portion of the underlying land.
(4) The Company holds a general and limited partner interest in a partnership that owns the property.
(5) The Company holds a 50% joint venture interest in the joint venture that owns this property and a 50% joint venture interest in another joint venture, which holds the remaining 50% interest in the joint venture that owns the property. As a result of preferential rights to annual distributions from another venture, the Company will receive distributions of less than 75% (but in no event less than 50%) of the total amount distributed with respect to this property in each year until the preferential distribution requirements are satisfied, but will receive 100% of any subsequent distributions during the year until its aggregate distributions equal 75% of the cumulative distributions with respect to the property since inception of the partnership. Thereafter, the Company will receive 75% of the distributions made during the year with respect to the property. Upon sale of the property, the Company will receive 75% of the distributions until the Company receives its preference amount, 50% until the remaining venturer receives its preference amount, and 75% of the distributions thereafter.
(6) The Company holds a 50% interest in the limited liability company that owns the property and serves as the entity's managing member.
(7) The Company holds an effective 24% interest in the property by virtue of a 48% general partner interest in a partnership that owns a 50% general partner interest in the property.
(8) The Company holds an effective 15% interest in the property by virtue of a 30.6% limited partner interest in a partnership that has a 49% limited partner interest in the property.
(9) The Company holds an effective 5% interest in the property by virtue of a 7.85% limited partner interest in a partnership that owns a 63.7% limited partner interest in the property. The partnership in which the Company holds an interest owns the improvements on the property and has a leasehold interest in the underlying land.
(10) The Company holds a 50% joint venture interest, and is the managing partner.

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                            1998 Acquisition Summary
-------------------------------------------------------------------------------
($ In Millions)

                                                                                %
Region/Market Property                        Month of        Purchase       Currently        # of          Square
                                            Acquisition        Price          Leased       Properties        Feet
-----------------------------------------   -------------   -------------   ------------   -----------   --------------
SOUTHEAST REGION
Suburban Atlanta
    Waterford Center                           March        $   9.5             79%             1           82,678
PACIFIC REGION
San Francisco Bay Area
    Hacienda West                             January          30.7             96%             2          205,724
    Sunnyvale Technology Center               January          28.3            100%             5          165,520
CENTRAL REGION
Suburban Dallas
    Citymark Tower                            January          24.0             86%             1          206,475
    5000 Quorum                                March           18.0             99%             1          161,008
                                                            ---------         ------         ------       ---------
                Total/Weighted Average                      $ 110.5             93%            10          821,405
                                                            =========         ======         ======       =========

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                             Lease Rollover Schedule
                                 March 31, 1998
--------------------------------------------------------------------------------

                                             Current       YTD Avg.   Vacant
    Region/Market             Square Feet   Occupancy     Occupancy    S.F.        1998       1999        2000       2001
    -------------             -----------   ---------     ---------    ----        ----       ----        ----       ----

PACIFIC REGION:
San Francisco Bay Area          4,763,234       97.9%      96.9%       100,382     97,968     299,681    805,351    584,398
Orange County / Los Angeles     1,464,901       94.4%      94.0%        82,000    189,222     151,140    283,807    147,426
Seattle                           879,110       99.9%      99.9%           506    130,924     213,303    140,864     33,555
San Diego                         448,442      100.0%     100.0%            --         --       2,086         --     56,441
Sacramento                        314,917       93.0%      94.7%        21,911    171,154      17,795     13,280     27,378
Portland                          126,180      100.0%     100.0%            --         --          --         --         --

MOUNTAIN REGION:
Denver                          1,188,510       97.2%      90.3%        33,141     80,946     114,754     38,138    267,364
Phoenix                         1,092,503       95.1%      95.0%        53,598    109,741      49,150     55,377     46,330
Salt Lake City                    463,242       99.4%      99.4%         2,610    109,414      55,892         --     89,550

CENTRAL REGION:
Chicago                         1,574,905       95.2%      94.8%        75,822    285,544     182,154    278,292    239,692
Dallas                          1,333,028       92.0%      91.8%       106,979    185,818     202,166    236,893    169,493
Austin                            639,657       90.7%      93.0%        59,352    125,621      22,194     86,158     45,053

SOUTHEAST REGION:
Washington, D.C.
   Downtown Properties          2,137,081       92.0%      91.1%       171,360    322,406     169,204    123,713     20,964
   Suburban Properties          1,272,853       99.6%      99.6%         4,684     42,328     190,324     78,945    184,642
 Atlanta                        1,963,781       89.9%      90.2%       198,091    372,016     299,293    339,327    300,624
 Florida                          441,347       90.5%      91.1%        41,788     36,547      40,314    127,394     81,068
                                  -------       -----      -----       -------     ------      ------    -------     ------
 Totals                        20,103,691       95.3%      94.6%      952,224   2,259,649   2,009,450  2,607,539  2,293,978
                               ==========       =====      =====      ========  =========   =========  =========  =========

                                                               2005
                                                                 &
    Region/Market                2002      2003      2004    Thereafter
    -------------                ----      ----      ----    ----------

PACIFIC REGION:
San Francisco Bay Area          861,331   529,128   239,636  1,245,359
Orange County / Los Angeles     146,327   135,993   129,347    199,639
Seattle                          21,283   116,246     2,355    220,074
San Diego                            --   180,721        --    209,194
Sacramento                       28,223    34,208       968         --
Portland                             --        --        --    126,180

MOUNTAIN REGION:
Denver                          123,116   114,281        --    416,770
Phoenix                         116,867        --    15,888    645,552
Salt Lake City                   45,520   101,056    25,600     33,600

CENTRAL REGION:
Chicago                         196,594   153,729    16,899    146,179
Dallas                          146,898   117,010   103,024     64,747
Austin                          146,634    10,468   108,333     35,844

SOUTHEAST REGION:
Washington, D.C.
   Downtown Properties          286,323    78,294   482,146    482,671
   Suburban Properties          161,275   140,067    93,698    376,890
 Atlanta                        286,703    89,689    51,901     26,137
 Florida                         36,257    52,154     3,662     22,163
                              --------- --------- ---------  ---------
 Totals                       2,603,351 1,853,044 1,273,457  4,250,999
                              ========= ========= =========  =========

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                            1998 Development Activity
--------------------------------------------------------------------------------
($ In Thousands)

Property Under Construction @                                            Construction                              In Place
March 31, 1998                             Square          Start          Completion          Stabilization          Dev.
                                            Feet            Date             Date                 Date               Costs
-----------------------------------    --------------   ------------   -----------------   -------------------    -----------
Pacific Region:
San Francisco Bay Area
   Oakmead West                           223,000           3Q97                3Q98                  3Q98           24,012
   Oakmead West A-C                       203,000           3Q97                2Q98                  3Q98           22,021
   Valley Research Center                 252,000           1Q98                4Q98                  3Q99           18,600
   Valley Technology Center               350,000           1Q98                4Q98                  3Q99           25,079
Suburban Seattle
   Redmond Hilltop                         48,000           2Q97                4Q97                  1Q98            4,241
   Willow Creek Corporate Center          279,000           3Q97                2Q98                  3Q98           27,418
San Diego
   Towne Center Technology Park           182,000           4Q97                3Q98                  3Q99            9,492
Mountain Region:
Southeast Denver
   Panorama Corporate Center III          137,000           2Q97                3Q98                  3Q98           12,293
   Panorama Corporate Center V            138,000           1Q98                1Q99                  1Q00            2,916
Suburban Salt Lake City
   Wasatch 18                              50,000           4Q97                2Q98                  2Q99            2,559
   Wasatch 17                              72,000           1Q98                3Q98                  4Q98            1,899
Suburban Phoenix
   Gateway Plaza                          137,000           3Q97                2Q98                  2Q99            9,883
Central Region:
Suburban Austin
   City View Centre                       129,000           1Q97                4Q97                  2Q98           15,836
   Riata Building 2                        62,000           1Q98                1Q99                  1Q00            1,127
   Riata Building 3                        62,000           1Q98                1Q99                  1Q00            1,103
   Riata Building 4                        92,000           3Q97                2Q98                  4Q98            9,506
   Riata Building 5                        92,000           3Q97                2Q98                  3Q98            6,642
   Riata Building 8                        91,000           4Q97                4Q98                  1Q99            2,417
   Riata Building 9                        92,000           4Q97                4Q98                  4Q99            2,676
Suburban Dallas
   The Commons @ Las Colinas I            229,000           1Q98                2Q99                  2Q00            4,466
   Royal Ridge A&B                        250,000           4Q97                3Q98                  2Q99            7,577
   Tollway I                              178,000           3Q97                3Q98                  2Q99           11,272
   Tollway II                             178,000           3Q97                4Q98                  4Q99            9,185
Suburban Chicago
   Parkway North                           91,000           4Q97                3Q98                  3Q99            5,482
Southeast Region:
Suburban Atlanta
   Spalding Ridge                         128,000           2Q96                2Q97                  2Q98           15,020
   Embassy Row                             76,000           4Q97                3Q98                  3Q99            7,997
Metropolitan Washington, DC
   Reston Crossing                        323,000           4Q97                4Q98                  1Q99           14,256
Florida
   Peninsula Executive Center             188,000           4Q97                4Q98                  4Q99           13,627
                                       ----------                                                                   -------
      Total/Weighted Average            4,332,000                                                                   288,602
                                       ==========                                                                   =======

                                                                      Currently
                                   Remaining        Estimated         Leased or
Property Under Construction @       Costs To       Stabilized         Committed
March 31, 1998                      Complete         Return               %
-----------------------------      ---------       ----------        ----------

Pacific Region:
San Francisco Bay Area
   Oakmead West                       11,577            12.8                100
   Oakmead West A-C                   10,274            12.8                100
   Valley Research Center             22,784            11.0                  0
   Valley Technology Center           30,502            11.7                 38
Suburban Seattle
   Redmond Hilltop                     1,703            12.4                100
   Willow Creek Corporate Center      12,901             9.9                 95
San Diego
   Towne Center Technology Park       15,462             9.7                 57
Mountain Region:
Southeast Denver
   Panorama Corporate Center III       8,432             9.4                100
   Panorama Corporate Center V        14,983            10.0                  0
Suburban Salt Lake City
   Wasatch 18                          2,964            10.4                 24
   Wasatch 17                          6,117            10.1                  0
Suburban Phoenix
   Gateway Plaza                       8,106            10.3                  5
Central Region:
Suburban Austin
   City View Centre                    1,938            11.4                100
   Riata Building 2                    6,817            10.1                  0
   Riata Building 3                    6,844            10.1                  0
   Riata Building 4                    1,340            10.5                 92
   Riata Building 5                    4,343            11.9                 76
   Riata Building 8                    8,768            12.4                100
   Riata Building 9                    8,781            10.5                  0
Suburban Dallas
   The Commons @ Las Colinas I        30,917            10.1                  0
   Royal Ridge A&B                    17,733            10.6                 82
   Tollway I                          15,228            10.6                 77
   Tollway II                         16,250            10.8                  0
Suburban Chicago
   Parkway North                       8,843            11.4                 69
Southeast Region:
Suburban Atlanta
   Spalding Ridge                        615            10.2                 94
   Embassy Row                         6,038            11.9                100
Metropolitan Washington, DC
   Reston Crossing                    29,779            11.5                  0
Florida
   Peninsula Executive Center         21,286             9.6                 78
                                     -------           -----               ----
      Total/Weighted Average         331,325            10.9                 52%
                                     =======           =====               ====

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                    Land Held For Future Development Summary
                              As of March 31, 1998
--------------------------------------------------------------------------------

                                                                                      Owned or Controlled
                                                                                              Land
                                                                                   ----------------------------
                                                                                                      Buildable
                                                                                                        Square
Region/Property                                                Market                Acres             Footage
---------------------------------------------      -------------------------       ---------        -----------
Pacific Region:
   CarrAmerica Corporate Center                    San Francisco Bay Area               2             154,000
   Willow Creek Corporate Center                   Suburban Seattle                     3              50,000
   Pacific Corporate Plaza                         Orange County/Los Angeles            6             123,000
   Canyon Park Commons                             Suburban Seattle                    11             236,000
   Sunset Corporate Park                           Suburban Portland                   30             444,000
   LaJolla Spectrum Technology Park                San Diego                           14             157,000
                                                                                     ----           ---------
     Subtotal                                                                          66           1,164,000
Mountain Region:
   Panorama Corporate Center IV, VI, VII           Southeast Denver                    21             325,000
   Gateway Plaza                                   Suburban Phoenix                     3             137,000
   Sorenson Research Park                          Suburban Salt Lake City              8             122,000
   Marriott Tract                                  Southeast Denver                     5             128,000
   DMB Site                                        Suburban Phoenix                     5             230,000
                                                                                     ----           ---------
     Subtotal                                                                          42             942,000
Central Region:
   Braker Pointe                                   Austin, Texas                       22             750,000
   Riata                                           Austin, Texas                       17             246,000
   Parkway North                                   Suburban Chicago                    25             626,000
   Cedar Maple Plaza                               Suburban Dallas                      1              38,000
   Tollway Plaza III                               Suburban Dallas                      4             134,000
   The Commons at Las Colinas                      Suburban Dallas                     12             326,000
                                                                                     ----           ---------
     Subtotal                                                                          81           2,120,000
Southeast Region:
   Embassy Row                                     Suburban Atlanta                     7             100,000
   Peninsula Corporate Center                      Boca Raton                          26             388,000
   Rocky Point Plaza                               Tampa                                7             202,000
   1201 F Street                                   Downtown Washington, DC              1             227,000
   Preston Ridge                                   Suburban Atlanta                    14              96,000
                                                                                     ----           ---------
     Subtotal                                                                          55           1,013,000
                                                                                     ----           ---------
          Total                                                                       244           5,239,000
                                                                                     ====           =========


                                       16